Tortoise North American Energy Corp.

Yield

Growth

Quality

2007 1st Quarter Report

February 28, 2007

"…Steady Wins™"

TYN
LISTED
NYSE

Company at a Glance
Tortoise North American Energy Corp. is a non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders. In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise North America achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are more than 60 energy RITs.
About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 50 MLPs in the market, mostly in industries related to energy, natural resources and real estate. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.
Tortoise North America Investment Features
Tortoise North America seeks to provide stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. Tortoise North America offers investors the opportunity to receive an attractive dividend return with a low return correlation to stocks and bonds.
Additional features of Tortoise North America include:
•	One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•	A professional management team, with nearly 100 years combined investment experience;
•	The ability to access investment grade credit markets to enhance the dividend rate; and
•	U.S. income tax credit for taxes withheld in Canada.

April 9, 2007
Dear Fellow Stockholders,
Thank you for your investment in Tortoise North American Energy Corp. (Tortoise North America).
Performance Review
For the quarter ended Feb. 28, 2007, we are pleased to report a total return of 4.38 percent based on market value, including the reinvestment of dividends. On Feb. 12, 2007 we declared a $0.35 per share dividend, a 2.9 percent increase over the dividend paid in the prior quarter. This annualized dividend of $1.40 represented a 6.1 percent yield based on the closing price of $23.02 on Feb. 28, 2007, excluding the foreign tax credit. Inclusion of the expected foreign tax credit of approximately $0.05 per quarter would increase the annual yield based on the market price to 6.95 percent.
Investment Review
In the first quarter of 2007, Tortoise North America helped finance growth in the energy infrastructure sector through the completion of one direct placement investment totaling approximately $7.5 million. In February, we acquired common units of TC Pipelines, L.P. which used the proceeds to help fund an acquisition of natural gas transportation assets.
Our investment portfolio is diversified both geographically and across product lines. At the end of the quarter, our long-term portfolio holdings were comprised of approximately 49 percent U.S. investments, and 51 percent Canadian and other foreign investments.
Overview and Investment Outlook
Royalty and Income Trusts
The Canadian government is preparing to vote on its annual budget which includes the concepts of the Oct. 31, 2006 proposal to tax income trusts. The details of the tax proposal are still being debated and will be included in the final budget sometime later this year. While the Coalition of Publicly Traded Income Trusts and Canada’s Liberal party are actively opposing the measure, we anticipate some form of the proposal to be enacted. We continue to monitor this legislation and its impact on our Canadian investments.
Canada continues to possess the second largest base of crude oil reserves behind Saudi Arabia,(1) and the United States continues to be the largest consumer of crude oil. Because we view Canada as the safest and most secure source of crude oil to the United States, we continue to believe the Canadian energy trusts will be attractive, long-term investments.
Market Outlook
We expect that more than $86 billion of oil sands investments are expected to occur over the next 10 to 15 years, which is projected to more than double the amount of current crude oil production in Canada. Additional pipeline infrastructure will be needed to transport crude oil and condensate which is used to dilute heavy oil.
While recent decreases in natural gas prices caused drilling activity to decrease slightly, the long-term production outlook remains strong. To fund drilling activities, producers may divest their natural gas processing plants with energy infrastructure trusts as likely buyers.
2007 1st Quarter Report	1

Master Limited Partnership Outlook
The MLP market capitalization continued to grow, increasing over the previous year-end by 53 percent to $101 billion as of Dec. 31, 2006.(2) This was caused in part by the MLP sector trading at higher prices, as the yield average decreased to 5.7 percent as of March 30, 2007 as compared to 6.1 percent on Dec. 29, 2006.(3) Also, accelerating distribution growth, secondary offerings to finance internal growth and acquisitions, and additional initial public offerings in the exploration and production (E&P), shipping and natural gas gathering businesses have contributed to the sector’s growth.
As the world’s largest consumer of energy, the United States energy consumption is expected to grow by 1.1 percent through 2030.(4) As companies meet this demand, internal growth projects should continue in the MLP sector. We estimate that MLPs will spend an estimated $20 billion on internal projects between 2006 and 2010. This spending is expected to finance refined product infrastructure projects to support growing population centers, pipeline and storage terminal projects to increase the movement of crude oil from Canada to the United States, and natural gas projects to develop infrastructure that efficiently connects new areas of supply to growing areas of demand. And, as stated in our last letter to you, we expect MLPs will also continue to grow through acquisitions.
In Closing
North American demand for crude oil and natural gas continues to drive growth in the sector. In light of these positive trends, we believe Tortoise North America is well-positioned to be a key source of capital for many of these expected organic growth projects and acquisitions. Despite uncertainty around Canada’s proposed taxation of income trusts, we believe this sector will continue to deliver sustainable distribution growth.
Thank you for your confidence in our company. We hope you’ll continue with us as we work hard to find attractive investments offering yield, growth and quality. We intend to stay the course, guided by our motto, “steady wins.”
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1)	Worldwide Crude Oil Reserves by Country, Oil and Gas Journal — Dec.18, 2006
(2)	Lehman Bros. MLP Quarterly Monitor Research Report — Jan. 23, 2007
(3)	Stifel Nicolaus MLP Weekly Monitor — March 30, 2007
(4)	Energy Information Administration — Annual Energy Outlook 2007
…Steady Wins™
2	Tortoise North American Energy Corp.

Summary Financial Information  (Unaudited)
Period Ended February 28, 2007
Market value per share	$23.02
Net asset value per share	25.28
Total net assets	116,628,502
Net unrealized appreciation of investments	5,710,029
Net investment income	767,849
Total realized gain	1,772,332
Total return (based on market value)(1)	4.38%
Net operating expenses before leverage costs
as a percent of average total assets(2)	1.11%
Distributable cash flow as a percent of average net assets(3)	5.97%
(1)	See footnote 3 to the Financial Highlights on page 22 for further disclosure.
(2)	Annualized. Represents expenses after fee reimbursement.
(3)	Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets
February 28, 2007 (Unaudited)
(Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	Canada	United States	Other Foreign	Total Market Value

Crude/Refined Products Pipelines	$12,571,868	$54,254,616	$—	$66,826,484
Natural Gas Gathering/Processing	34,753,041	539,392	—	35,292,433
Natural Gas/Natural Gas Liquid Pipelines	4,536,740	26,162,865	—	30,699,605
Oil and Gas Royalty Trusts	12,471,309	—	—	12,471,309
Electric Generation/Services	7,728,198	2,040,000	—	9,768,198
Oil Sands Producers	2,587,500	—	—	2,587,500
Shipping	—	—	8,632,774	8,632,774
Coal	1,971,001	—	—	1,971,001
Propane Distribution	—	815,003	—	815,003
Cash Equivalents	—	1,933,222	1,750,374	3,683,596

Total Investment Portfolio	$76,619,657	$85,745,098	$10,383,148	$172,747,903

2007 1st Quarter Report	3

Key Financial Data  (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2006 Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$451
Dividends paid in stock	316
Dividends from common stock	—
Distributions received from Canadian trusts	429
Interest and dividend Income	424
Foreign tax withheld	(65)

Total from investments	1,555
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	210
Other operating expenses	202

412

Distributable cash flow before leverage costs and current taxes	1,143
Leverage costs(2)	15
Current income tax expense	12

Distributable Cash Flow(3)	$1,116

Dividends paid on common stock	$1,199
Dividends paid on common stock per share	0.260
Payout percentage for period(4)	100.4%
Total assets, end of period	136,175
Average total assets during period(5)	117,772
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	15,835
Leverage as a percent of total assets	11.6%
Net unrealized appreciation, end of period	5,683
Net assets, end of period	115,457
Average net assets during period(7)	112,397
Net asset value per common share	25.03
Market value per common share	22.73
Shares outstanding	4,613
Selected Operating Ratios(8)

As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	5.35%
Operating expenses before leverage costs and current taxes	1.42%
Distributable cash flow before leverage costs and current taxes	3.93%
As a Percent of Average Net Assets
Distributable cash flow	4.03%
(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, auction agent fees, interest rate swap expense and preferred dividends.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, and realized and unrealized gains (losses) on settlements of interest rate swap contracts. Net investment income (loss) is also reconciled to reflect dividends received as opposed to dividends earned as required by GAAP.
4	Tortoise North American Energy Corp.

2006			2007
Q2(1)	Q3(1)	Q4(1)	Q1(1)
$679	$713	$713	$689
418	436	476	481
27	77	88	130
1,298	1,541	1,590	1,565
371	275	273	270
(195)	(232)	(238)	(235)

2,598	2,810	2,902	2,900
287	316	325	333
163	163	148	136

450	479	473	469

2,148	2,331	2,429	2,431
502	732	776	762
1	—	—	—

$1,645	$1,599	$1,653	$1,669

$1,522	$1,545	$1,569	$1,614
0.330	0.335	0.340	0.350
92.5%	96.6%	94.9%	96.7%
167,486	179,510	173,188	174,508
154,185	171,727	176,305	171,900
46,650	55,000	62,000	55,000
27.9%	30.6%	35.8%	31.5%
8,470	13,944	2,254	8,832
117,333	121,257	109,326	116,629
114,428	115,844	114,683	113,376
25.44	26.29	23.70	25.28
21.90	23.31	22.38	23.02
4,613	4,613	4,613	4,613

6.69%	6.49%	6.60%	6.84%
1.16%	1.11%	1.08%	1.11%
5.53%	5.38%	5.52%	5.73%
5.70%	5.48%	5.78%	5.97%
(4)	Dividends paid as a percentage of Distributable Cash Flow. Q1 2006 includes DCF of $78,000 from commencement of operations through November 30, 2005.
(5)	Computed by averaging month-end values within each period.
(6)	There was no outstanding borrowing under the credit facility at February 28, 2007.
(7)	Computed by averaging daily values for the period.
(8)	Annualized.
2007 1st Quarter Report	5

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
6	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage expense, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 4 and 5 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as additional leverage costs.
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
2007 1st Quarter Report	7

Management’s Discussion
(Continued)
Total distributions received from our investments relating to DCF for the 1st quarter 2007 was approximately $2.9 million, representing an 86.5 percent increase as compared to 1st quarter 2006 and relatively unchanged as compared to 4th quarter 2006. The increase from 1st quarter 2006 reflects the earnings from investment of proceeds from the issuance of $40 million auction rate senior notes and $15 million money market preferred shares, and distribution increases from our investments. In addition, total distributions received from investments represented 6.84 percent of average total assets for the 1st quarter as compared to 6.60 percent for 4th quarter 2006.
As disclosed in Note 14 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of a significant portion of our expected Canadian dividends.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. The net operating expenses before leverage costs for 1st quarter 2007 declined slightly as compared to 4th quarter 2006, the net result of an increase in net advisory fees and a decrease in other operating expenses. On a percentage basis, net operating expenses before leverage costs were an annualized 1.11 percent of average total assets for the 1st quarter 2007, as compared to 1.08 percent for 4th quarter 2006.
While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Advisor has agreed to waive an amount equal to 0.20 percent of average monthly managed assets through December 2007. The previous waiver of 0.25 percent of average monthly managed assets expired on October 31, 2006.
Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and revolving credit line, which will vary from period to period as they have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend. We have locked-in our long-term leverage costs through interest rate swap agreements, converting our variable rate obligations to fixed rate obligations for the term of the swap agreements. The all-in weighted average cost of the $55 million in leverage will be 5.41 percent once all the contracts have commenced settlement in April 2007 with a remaining weighted average swap maturity of approximately 6 3/4 years. The all-in weighted average cost of $55 million in total long-term leverage outstanding at February 28, 2007, was 5.49 percent.
As indicated in Note 13 of our Notes to Financial Statements, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates and is intended to approximate our variable rate payment obligations. The spread between the fixed rate and floating LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or realized or unrealized loss when the fixed rate exceeds LIBOR rate (Tortoise North America pays U.S. Bank the net difference). We realized an $11,000 gain on interest rate swap settlements for the 1st quarter 2007.
8	Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Leverage costs were $762,000 in 1st quarter 2007, as compared to $776,000 in 4th quarter 2006, due to a slightly lower utilization of our credit facility during the quarter and gain on interest rate swap settlements.
Distributable Cash Flow
For 1st quarter 2007 our DCF was approximately $1.7 million, an increase of $16,000 or 1.0 percent as compared to 4th quarter 2006, our first full quarter of investment. This increase is the net result of changes in distributions and expenses as outlined above. We paid a dividend of $1.6 million, or 96.7 percent of DCF during the quarter. On March 1, the Company paid a $0.35 dividend per share, for an annualized run-rate of $1.40. This is an increase of 2.9 percent as compared to 4th quarter 2006.
Taxation of our Distributions
We expect that distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital, and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flows-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Detailed individual tax information will be reported to Stockholders on Form 1099 after year-end.
Liquidity and Capital Resources
Tortoise North America had total assets of $175 million at February 28, 2007 as compared to $173 million at November 30, 2006. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable, other receivables, and any expenses that may have been prepaid.
The Company has a $15 million credit facility with U.S. Bank, N.A. maturing August 29, 2007. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are primarily used to facilitate private placement equity investments. At February 28, 2007, there was no outstanding borrowing under the credit facility.
2007 1st Quarter Report	9

Management’s Discussion
(Continued)
Total leverage outstanding of $55 million is comprised of $40 million in auction rate senior notes rated ‘Aaa’ and ‘AAA’ by Moody’s Investors Services Inc. and Fitch Ratings, respectively, and $15 million in money market preferred shares rated ‘Aa2’ and ‘AA’ by Moody’s Investors Services Inc. and Fitch Ratings, respectively. Total leverage represented 31.5 percent of total assets at February 28, 2007 as compared to 35.8 percent at November 30, 2006. Our long-term target for leverage remains approximately 33 percent of total assets. We expect to use our line of credit to make desirable investments as they become available and to reach our targeted leverage amount. As the line of credit increases in size we would issue additional Tortoise Notes or Preferred Stock to repay the line and provide longer-term capital for our Company.
Our Board of Directors has approved a policy permitting temporary increases in the amount of leverage from 33 percent to 38 percent of total assets at the time of incurrence, to allow participation in investment opportunities. The policy requires leverage to be within the limits set forth in the 1940 Act (300 percent and 200 percent asset coverage for debt and preferred, respectively) and indicates that leverage will be reduced to our long-term target of 33 percent over time in an orderly fashion from portfolio sales and/or an equity offering.
10	Tortoise North American Energy Corp.

Schedule of Investments  (Unaudited)
	February 28, 2007
	Shares	Value
Trusts — 63.1%(1)
Canada — 63.1%(1)
Coal — 1.7%(1)
Royal Utilities Income Fund	188,600	$1,971,001

Crude/Refined Products Pipeline — 10.8%(1)
Pembina Pipeline Income Fund	899,100	12,571,868

Electric Generation/Services — 6.6%(1)
Boralex Power Income Fund	303,800	2,585,145
Innergex Power Income Fund	230,000	2,645,600
Northland Power Income Fund	219,900	2,497,453

		7,728,198

Oil and Gas Royalty Trusts — 10.7%(1)
ARC Energy Trust	177,200	3,258,189
Canadian Oil Sands Trust	141,500	3,303,643
Crescent Point Energy Trust	280,000	4,214,487
Enerplus Resources Fund	39,200	1,694,990

		12,471,309

Natural Gas Gathering/Processing — 29.8%(1)
AltaGas Income Trust	468,500	10,818,011
Keyera Facilities Income Fund	870,000	12,172,411
Spectra Energy Income Fund(2)	1,297,550	11,762,619

		34,753,041

Natural Gas/Natural Gas Liquid Pipelines — 3.5%(1)
Enbridge Income Fund	408,200	4,084,444

Total Trusts (Cost $82,304,581)		73,579,861

Common Stock — 5.7%(1)
Canada — 0.4%(1)
Natural Gas/Natural Gas Liquid Pipelines — 0.4%(1)
Enbridge, Inc.	5,900	187,443
TransCanada Corp.	8,300	264,853

		452,296

Republic of the Marshall Islands — 5.3%(1)
Shipping — 5.3%(1)
Double Hull Tankers, Inc.	79,800	1,159,494
Seaspan Corp.	199,200	5,081,592

		6,241,086

Total Common Stock (Cost $5,770,645)		6,693,382

2007 1st Quarter Report	11

Schedule of Investments  (Unaudited)
(Continued)
	February 28, 2007
	Shares	Value
Master Limited Partnerships and
Related Companies — 65.8%(1)
United States — 63.8%(1)
Crude/Refined Products Pipeline — 40.2%(1)
Enbridge Energy Management, L.L.C.(3)(4)	244,352	$12,476,627
Enbridge Energy Partners, L.P.	15,200	802,712
Kinder Morgan Management, L.L.C.(3)(4)	330,482	16,527,427
Magellan Midstream Partners, L.P.	179,500	7,556,950
Plains All American Pipeline, L.P.	117,778	6,536,679
TEPPCO Partners, L.P.	44,577	1,905,221
Valero, L.P.	16,500	1,039,500

		46,845,116

Natural Gas Gathering/Processing — 0.5%(1)
Regency Energy Partners, L.P.	19,600	539,392

Natural Gas/Natural Gas Liquid Pipelines — 22.4%(1)
Energy Transfer Partners, L.P.	134,600	7,424,536
Enterprise Products Partners, L.P.	267,210	8,152,577
ONEOK Partners, L.P.	48,200	3,120,468
TC Pipelines, L.P.(5)(6)	216,951	7,465,284

		26,162,865

Propane Distribution — 0.7%(1)
Inergy, L.P.	26,265	815,003

Republic of the Marshall Islands — 2.0%(1)
Shipping — 2.0%(1)
Teekay Offshore Partners, L.P.(4)	80,258	2,391,688

Total Master Limited Partnerships and
Related Companies (Cost $59,862,383)		76,754,064

Corporate Bonds — 10.3%(1)	Principal Amount
Canada — 2.2%(1)
Oil Sands Producers — 2.2%(1)
OPTI Canada, Inc., 8.25%, 12/15/2014(5)	$2,500,000	2,587,500

United States — 8.1%(1)
Crude/Refined Products Pipeline — 6.4%(1)
SemGroup, L.P., 8.75%, 11/15/2015(5)	7,300,000	7,409,500

Electric Generation/Services — 1.7%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	1,020,000
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	1,020,000

		2,040,000

Total Corporate Bonds (Cost $11,895,924)		12,037,000

12	Tortoise North American Energy Corp.

Schedule of Investments  (Unaudited)
(Continued)
	February 28, 2007
	Shares	Value
Short-Term Investments — 3.2%(1)
Ireland — 1.5%(1)
Fidelity Institutional Cash Fund, 4.16%(7)(8)	2,046,712	$1,750,374
United States — 1.7%(1)
Evergreen Institutional Money Market Fund, 5.35%(7)(9)	1,933,222	1,933,222

Total Short-Term Investments (Cost $3,691,836)		3,683,596

Total Investments — 148.1%(1)
(Cost $163,525,369)		172,747,903
Auction Rate Senior Notes — (34.3%)(1)		(40,000,000)
Interest Rate Swap Contracts — (0.5%)(1)
$55,000,000 notional — Unrealized Depreciation(10)		(652,480)
Forward Foreign Currency Contracts — 0.2%(1)
Canadian Dollar Currency Contracts— Unrealized Appreciation(11)		264,997
Other Assets and Liabilities — (0.6%)(1)		(731,918)
Preferred Shares at Redemption Value — (12.9%)(1)		(15,000,000)

Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$116,628,502

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 9 to the financial statements for further disclosure.
(3)	Non-income producing, security distributions are paid in kind.
(4)	Related companies of master limited partnerships.
(5)	Security is deemed to be restricted; see Note 8 to the financial statements for further disclosure.
(6)	Fair valued security represents a total market value of $7,465,284 which represents 6.4% of net assets.
(7)	Rate reported is the 7-day effective yield as of February 28, 2007.
(8)	Value of shares denominated in Canadian dollars.
(9)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(10)	See Note 13 to the financial statements for further disclosure.
(11)	See Note 14 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	13

Statement of Assets & Liabilities  (Unaudited)
February 28, 2007
Assets
Investments at value, non-affiliated (cost $151,861,882)	$160,985,284
Investments at value, affiliated (cost $11,663,487)	11,762,619

Total investments (cost $163,525,369)	172,747,903
Foreign currency at value (cost $73,070)	72,835
Receivable for Adviser reimbursement	54,759
Interest and dividend receivable	694,860
Unrealized appreciation of forward foreign currency contracts	264,997
Prepaid expenses and other assets	672,423

Total assets	174,507,777

Liabilities
Payable to Adviser	273,796
Dividend payable on common shares	1,614,424
Dividend payable on preferred shares	13,299
Accrued expenses and other liabilities	324,943
Unrealized depreciation of interest rate swap contracts	652,480
Current tax liability	333
Auction rate senior notes payable Series A, due April 3, 2046	40,000,000

Total liabilities	42,879,275

Preferred Shares
$25,000 liquidation value per share applicable to 600 outstanding
shares (600 shares authorized)	15,000,000

Net assets applicable to common stockholders	$116,628,502

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued and
outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	106,019,965
Accumulated net investment income	—
Undistributed net realized gain on investments, foreign currency
transactions and interest rate swap contracts	1,772,332
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation
of other assets and liabilities denominated in foreign currency	8,831,592

Net assets applicable to common stockholders	$116,628,502

Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$25.28

See Accompanying Notes to the Financial Statements.
14	Tortoise North American Energy Corp.

Statement of Operations  (Unaudited)
Period from December 1, 2006 through February 28, 2007
Investment Income
Distributions received from master limited partnerships	$688,888
Less return of capital on distributions	(595,050)

Distribution income from master limited partnerships	93,838
Distribution income from Canadian trusts (including $233,343 from affiliate)	1,546,391
Dividends from common stock	131,801
Dividends from money market mutual funds	27,915
Interest income	241,890
Less foreign tax withheld (including $35,001 from affiliate)	(232,533)

Total Investment Income	1,809,302

Expenses
Advisory fees	416,084
Professional fees	39,020
Administration fees	25,772
Directors’ fees	24,657
Reports to stockholders	15,125
Registration fees	12,198
Custodian fees and expenses	7,397
Stock transfer agent fees	3,254
Other expenses	8,338

Total Expenses before Interest Expense and Auction Agent Fees	551,845

Interest expense	534,458
Auction agent fees	38,065

Total Interest Expense and Auction Agent Fees	572,523

Total Expenses	1,124,368

Less expense reimbursement by Adviser	(83,217)

Net Expenses	1,041,151

Net Investment Income, before Current Tax Expense	768,151
Current tax expense	(302)

Net Investment Income	767,849

2007 1st Quarter Report	15

Statement of Operations  (Unaudited)
(Continued)
Period from December 1, 2006 through February 28, 2007
Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions
Net realized gain on investments	$1,777,090
Net realized gain on interest rate swap settlements	10,998
Net realized loss on foreign currency transactions	(15,756)

Net realized gain on investments, interest rate swap settlements
and foreign currency transactions	1,772,332
Net unrealized appreciation of investments	5,710,029
Net unrealized appreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities
denominated in foreign currency	386,591
Net unrealized appreciation of interest rate swap contracts	481,252

Net unrealized appreciation	6,577,872

Net Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions	8,350,204

Dividends to Preferred Stockholders	(201,363)

Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$8,916,690

See Accompanying Notes to the Financial Statements.
16	Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Period from December 1, 2006 through February 28, 2007	Year Ended November 30, 2006
	(Unaudited)
Operations
Net investment income	$767,849	$2,811,979
Net realized gain on investments, foreign currency
transactions and interest rate swap settlements	1,772,332	1,462,181
Net unrealized appreciation of investments, foreign
currency, forward foreign currency contracts, translation
of other assets and liabilities denominated in foreign
currency and interest rate swap contracts	6,577,872	1,061,691
Dividends to preferred stockholders	(201,363)	(311,382)

Net increase in net assets applicable to
common stockholders resulting from operations	8,916,690	5,024,469

Dividends and Distributions to Common Stockholders
Net investment income	(808,432)	(3,193,658)
Net realized gain	—	(548,670)
Return of capital	(805,992)	(2,092,662)

Total dividends to common stockholders	(1,614,424)	(5,834,990)

Capital Share Transactions
Underwriting discounts and offering expenses
associated with the issuance of common stock	—	(7,187)
Underwriting discounts and offering expenses
associated with the issuance of preferred stock	—	(307,462)

Net decrease in net assets applicable to
common stockholders from capital stock transactions	—	(314,649)

Total increase (decrease) in net assets applicable to
common stockholders	7,302,266	(1,125,170)
Net Assets
Beginning of period	109,326,236	110,451,406

End of period	$116,628,502	$109,326,236

Accumulated net investment income, at end of period	$—	$241,946

See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	17

Statement of Cash Flows  (Unaudited)
Period from December 1, 2006 through February 28, 2007
Cash Flows from Operating Activities
Purchases of long-term investments	$(13,706,694)
Proceeds from sale of long-term investments	10,886,542
Proceeds from sale or maturity of short-term investments, net	8,789,154
Distributions received from master limited partnerships	688,888
Distribution income from Canadian trusts	1,335,286
Interest and dividend income received	238,710
Interest paid on securities purchased	(1,375)
Purchases of foreign currency, net	(9,173)
Proceeds from interest rate swap settlements	10,998
Interest expense paid	(529,312)
Income taxes paid	(1,194)
Operating expenses paid	(498,010)

Net cash provided by operating activities	7,203,820

Cash Flows from Financing Activities
Dividends paid to preferred stockholders	(188,064)
Advances from revolving line of credit	5,200,000
Repayments on revolving line of credit	(12,200,000)

Net cash used in financing activities	(7,188,064)

Net increase in cash	15,756
Effect of exchange gains (losses) on cash	(15,756)
Cash — beginning of period	—

Cash — end of period	$—

18	Tortoise North American Energy Corp.

Statement of Cash Flows  (Unaudited)
(Continued)
Period from December 1, 2006 through February 28, 2007
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$8,916,690
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(13,706,694)
Return of capital on distributions received	595,050
Proceeds from sale or maturity of short-term investments, net	8,789,154
Proceeds from sale of long-term investments	10,886,542
Net unrealized appreciation of investments and interest rate
swap contracts	(6,191,281)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities
denominated in foreign currency	(386,591)
Net realized gain from sales and maturities of investments and
foreign currency transactions	(1,761,334)
Accretion of discounts on investments, net	(3,473)
Amortization of debt issuance costs	4,039
Dividends to preferred stockholders	201,363
Changes in operating assets and liabilities:
Increase in foreign currency	(9,173)
Increase in interest and dividend receivable	(139,729)
Increase in prepaid expenses and other assets	(1,114)
Decrease in current tax liability	(892)
Increase in payable to Adviser, net of reimbursement	1,003
Increase in accrued expenses and other liabilities	10,260

Total adjustments	(1,712,870)

Net cash provided by operating activities	$7,203,820

See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	19

Financial Highlights
Period from December 1, 2006 through February 28, 2007
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.70
Public Offering Price	—
Underwriting discounts and offering expenses on issuance
of common shares	—
Underwriting discounts and offering expenses on issuance
of preferred shares	—
Income from Investment Operations:
Net investment income	0.17
Net realized and unrealized gain on investments	1.80

Total increase from investment operations	1.97

Less Dividends to Preferred Stockholders:
Net investment income	(0.04)

Total dividends to preferred stockholders	(0.04)

Less Dividends to Common Stockholders:
Net investment income	(0.18)
Net realized gain	—
Return of capital	(0.17)

Total dividends to common stockholders	(0.35)

Net Asset Value, end of period	$25.28

Per common share market value, end of period	$23.02
Total Investment Return Based on Market Value(3)	4.38%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$116,629
Ratio of expenses (including current income tax expense)
to average net assets before waiver(4)(5)	4.03%
Ratio of expenses (including current income tax expense)
to average net assets after waiver(4)(5)	3.73%
Ratio of expenses (excluding current income tax expense)
to average net assets before waiver(4)(6)	4.02%
Ratio of expenses (excluding current income tax expense)
to average net assets after waiver(4)(6)	3.72%
Ratio of net investment income (including current income tax expense)
to average net assets before waiver(4)(5)	2.45%
Ratio of net investment income (including current income tax expense)
to average net assets after waiver(4)(5)	2.75%
Ratio of net investment income (excluding current income tax expense)
to average net assets before waiver(4)(6)	2.45%
20	Tortoise North American Energy Corp.

Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005
$23.95	$—
—	25.00
—	(1.31)
(0.07)	—
0.61	0.02
0.55	0.24

1.09	0.26

(0.07)	—

(0.07)	—

(0.69)	—
(0.12)	—
(0.46)	—

(1.27)	—

$23.70	$23.95

$22.38	$25.00
(5.39)%	0%
$109,326	$110,451
3.41%	2.02%
3.09%	1.77%
3.40%	2.02%
3.08%	1.77%
2.14%	0.75%
2.46%	1.00%
2.15%	0.75%
2007 1st Quarter Report	21

Financial Highlights
(Continued)
Period from December 1, 2006 through February 28, 2007
(Unaudited)
Ratio of net investment income (excluding current income tax expense)
to average net assets after waiver(4)(6)	2.75%
Portfolio turnover rate(4)	6.61%
Total Auction Rate Senior Notes, end of period (000’s)	$40,000
Tortoise Preferred Shares, end of period (000’s)	$15,000
Per common share amount of auction rate senior notes outstanding
at end of period	$8.67
Per common share amount of net assets, excluding auction rate
senior notes, at end of period	$33.95
Asset coverage, per $1,000 of principal amount of auction rate
senior notes and short-term borrowings(7)	$4,291
Asset coverage ratio of auction rate senior notes
and short-term borrowings(7)	429%
Asset coverage, per $25,000 liquidation value per share of preferred shares(8)	$219,381
Asset coverage, per $25,000 liquidation value per share of preferred shares(9)	$78,013
Asset coverage ratio of preferred shares(9)	312%
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not Annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported excluding broker commissions. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Annualized for periods less than one full year.
(5)	The Company accrued $302, $13,225 and $0 for the period ended February 28, 2007, the year ended November 30, 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for income and excise tax expense.
(6)	The ratio excludes the impact of current income taxes.
22	Tortoise North American Energy Corp.

Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005
2.47%	1.00%
12.01%	0.00%
$40,000	—
$15,000	—
$8.67	—
$32.37	—
$3,645	—
365%	—
$210,979	—
$69,083	—
276%	—
(7)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by the number of preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2007 1st Quarter Report	23

Notes to Financial Statements  (Unaudited)
February 28, 2007
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
24	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices on investments.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
2007 1st Quarter Report	25

Notes to Financial Statements  (Unaudited)
(Continued)
G. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2006, the Company’s dividends, for tax purposes, were comprised of 58 percent ordinary income (95 percent of which is qualified dividend income), 6 percent long-term capital gain and 36 percent return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year end.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year end.
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
The Company will generally be required to pay a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
26	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, but not before the Company’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
2007 1st Quarter Report	27

Notes to Financial Statements  (Unaudited)
(Continued)
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of February 28, 2007, the market value of investments in Canadian, United States and other foreign issues were $76,619,657 (66 percent of net assets), $85,745,098 (73 percent of net assets) and $10,383,148 (9 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. Effective November 1, 2006 through December 31, 2007, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets. Previously, for the period following the commencement of the Company’s operations through October 31, 2006, the Adviser had contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to an annual rate of 0.25 percent of the Company’s average monthly Managed Assets.
28	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian-denominated assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.
As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:
Unrealized appreciation	$2,693,122
Other temporary differences	(197,456)

Distributable earnings	$2,495,666

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2006.
As of February 28, 2007, the aggregate cost of securities for Federal income tax purposes was $161,835,877. At February 28, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,908,745 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,996,719.
2007 1st Quarter Report	29

Notes to Financial Statements  (Unaudited)
(Continued)
6. Investment Transactions
For the period ended February 28, 2007, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $13,706,694 and $10,886,542 (excluding short-term and government securities), respectively.
7. Common Stock
The Company has 100,000,000 shares of beneficial interest authorized and 4,612,640 shares outstanding at February 28, 2007. Transactions in common shares for the year ended November 30, 2006 and the period ended February 28, 2007, were as follows:
Shares at November 30, 2005	4,612,640

Shares at November 30, 2006 and period ended February 28, 2007	4,612,640

8. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of units held or principal amount, the acquisition dates, acquisition cost, value per unit of such securities and value as percent of net assets which the securities comprise.
Company	Security	Number of Units Held or Principal Amount	Acquisition Dates	Acquisition Cost	Value Per Unit	Value as Percent of Net Assets

OPTI Canada, Inc.	Corporate Bond	$2,500,000	12/08/06-12/14/06	$2,533,250	N/A	2.2%
SemGroup, L.P.	Corporate Bond	$7,300,000	11/04/05-02/21/06	7,370,290	N/A	6.4
TC Pipelines, L.P.	Common Units	216,951	02/21/07	7,499,996	$34.41	6.4

				$17,403,536		15.0%

9. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the security of an affiliate held by the Company as of February 28, 2007 amounted to $11,762,619, representing 10.1 percent of net assets applicable to common stockholders. A summary of affiliated transactions for the company which is or was an affiliate at February 28, 2007 or during the period from December 1, 2006 through February 28, 2007, is as follows:
	Share			Realized		February 28, 2007
	Balance 11/30/06	Gross Additions	Gross Deductions	Gain (Loss)	Dividend Income	Share Balance	Value

Spectra Energy Income Fund(1)	1,297,550	$ —	$ —	$ —	$233,343(2)	1,297,550	$11,762,619
(1)	Formerly Duke Energy Income Fund
(2)	Gross dividend received.
30	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
10. Credit Facilities
On August 29, 2006, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing August 29, 2007, with U.S. Bank, N.A. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility are used to execute the Company’s investment objective. The average principal balance and interest rate for the period during which the credit facility was utilized was approximately $4,200,000 and 6.08 percent, respectively. At February 28, 2007, there was no outstanding borrowing under the credit facility.
11. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. Fair value of the Notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate for Series A as of February 28, 2007 was 5.49 percent. The weighted average interest rate for Series A for the period ended February 28, 2007 was 5.50 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in the auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days for Series A. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company.
2007 1st Quarter Report	31

Notes to Financial Statements  (Unaudited)
(Continued)
12. Preferred Shares
The Company has 600 authorized Money Market Preferred (“MMP”) Shares, of which 600 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. Fair value of the MMP Shares approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for MMP Shares as of February 28, 2007 was 5.57 percent. The weighted average dividend rate for MMP Shares for the period ended February 28, 2007 was 5.62 percent. This rate includes the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which is included in auction agent fees in the accompanying Statement of Operations. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
32	Tortoise North American Energy Corp.

Notes to Financial Statements  (Unaudited)
(Continued)
13. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of February 28, 2007, were as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Depreciation

U.S. Bank, N.A.	03/10/16	$10,000,000	5.205%	1 Month U.S. Dollar LIBOR	$(189,184)
U.S. Bank, N.A.	12/23/18	15,000,000	5.065%	1 Month U.S. Dollar LIBOR	(83,136)
U.S. Bank, N.A.	01/02/13	10,000,000	5.250%	1 Month U.S. Dollar LIBOR	(192,561)
U.S. Bank, N.A.*	04/17/10	20,000,000	5.150%	1 Month U.S. Dollar LIBOR	(187,599)

		$55,000,000			$(652,480)

*	The contract for $20 million notional amount commences settlement on 4/17/2007.
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
2007 1st Quarter Report	33

Notes to Financial Statements  (Unaudited)
(Continued)
14. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of February 28, 2007, were as follows:
Maturity Date	Currency To Receive		Currency To Deliver		Unrealized Appreciation

05/18/07	USD	994,695	CAD	1,125,000	$30,090
08/21/07	USD	994,695	CAD	1,125,000	27,341
11/21/07	USD	994,695	CAD	1,125,000	24,984
02/21/08	USD	994,695	CAD	1,125,000	22,680
05/21/08	USD	994,695	CAD	1,125,000	21,061
08/21/08	USD	994,695	CAD	1,125,000	19,552
11/21/08	USD	994,695	CAD	1,125,000	17,998
02/20/09	USD	994,695	CAD	1,125,000	16,557
05/21/09	USD	994,695	CAD	1,125,000	19,082
08/21/09	USD	994,695	CAD	1,125,000	13,691
11/20/09	USD	994,695	CAD	1,125,000	12,266
02/19/10	USD	994,695	CAD	1,125,000	10,869
05/21/10	USD	994,695	CAD	1,125,000	9,427
08/20/10	USD	994,695	CAD	1,125,000	7,940
11/19/10	USD	994,695	CAD	1,125,000	6,482
02/21/11	USD	994,695	CAD	1,125,000	4,977

					$264,997

CAD – Canadian Dollar
USD – U.S. Dollar
15. Subsequent Event
On March 1, 2007, the Company paid a dividend in the amount of $0.35 per share, for a total of $1,614,424. Of this total, the dividend reinvestment amounted to $236,219.
34	Tortoise North American Energy Corp.

Additional Information  (Unaudited)
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corporation’s (the “Company”) actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities for the period from commencement of operations through June 30, 2006 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available without charge upon request by calling the Company at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the fund directors and is available upon request without charge by calling the Company at (866) 362-9331.
Annual Certification
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
2007 1st Quarter Report	35

Additional Information  (Unaudited)
(Continued)
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise North American Energy Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456
CUSTODIAN
U.S. Bank, N.A.
Two Liberty Place
50 S. 16th Street, Suite 2000
Mail Station: EX-PA-WBSP
Philadelphia, Pa. 19102
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders Peper Martin LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYN
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisor’s Family of Funds
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 2/28/07 ($ in millions)
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$175
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,130
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities Securities 15% Issuer-Limited	$854
Tortoise Capital Resources	TTO Dec. 2005 (Feb. 2007 - IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Non-Qualified Securities	$124

“...Steady Wins™"
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax) www.tortoiseadvisors.com